Exhibit 10.2

AMENDMENT No. 1 TO THE DIRECTOR AGREEMENT

THIS AMENDMENT NO.1 to the Director Agreement (the “Amendment”) is entered into as of October 17, 2024 (the “Effective Date”), by and between LQR HOUSE INC., a Nevada corporation (the “Company”), and Avraham Ben-Tzvi (the “Director”) (collectively the “Parties”).

BACKGROUND

A. The Company and Director are the parties to that certain Director Agreement dated October 15, 2024 (the “Agreement”); and

B. The Parties desire to amend the Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 4(b) of the Agreement shall be deleted in its entirety and replaced with the following:

“Bonus. The Director shall be (i) issued 100,000 shares of restricted common stock, and (ii) paid a one-time signing bonus of $50,000, in cash, payable upon the Final Closing. The Director may exercise the Conversion Option with respect to all of part of the cash portion of the Bonus.”

2. Except as set forth above, all of the terms, conditions and provisions of the Agreement shall be and remain in full force and effect.

3. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to agreements made and to be performed entirely within such State.

4. This Amendment shall be effective on the date set forth above. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

5. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

LQR HOUSE INC.

By:			By:
	Name:	Sean Dollinger		Name:	Avraham Ben-Tzvi
	Title:	Chief Executive Officer